UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4651

John Hancock Strategic Series
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone, Treasurer

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	May 31

Date of reporting period:	August 31, 2018

ITEM 1. SCHEDULE OF INVESTMENTS

John Hancock

Income Fund

Quarterly portfolio holdings 8/31/18

Fund’s investments
As of 8-31-18 (unaudited)
	Rate (%)	Maturity date		Par value^	Value
Foreign government obligations 22.9%					$739,110,550
(Cost $825,276,328)
Australia 1.5%					49,075,270
Commonwealth of Australia	5.750	07-15-22	AUD	6,220,000	5,084,394
New South Wales Treasury Corp.	4.000	04-08-21	AUD	3,875,000	2,917,561
New South Wales Treasury Corp.	6.000	03-01-22	AUD	6,755,000	5,474,651
Queensland Treasury Corp.	5.500	06-21-21	AUD	18,320,000	14,338,555
Queensland Treasury Corp.	6.000	07-21-22	AUD	15,580,000	12,719,525
Western Australian Treasury Corp.	2.500	07-23-24	AUD	12,000,000	8,540,584
Austria 0.4%					11,437,970
Republic of Austria (A)	0.000	07-15-23	EUR	9,810,000	11,437,970
Brazil 1.7%					54,750,740
Federative Republic of Brazil	0.000	01-01-23	BRL	131,340,000	31,489,806
Federative Republic of Brazil	10.000	01-01-21	BRL	92,660,000	23,260,934
Canada 1.4%					45,339,359
Canada Housing Trust No. 1	2.350	06-15-23	CAD	8,530,000	6,500,906
Export Development Canada	2.400	06-07-21	AUD	3,560,000	2,564,239
Export Development Canada	4.875	01-24-19	NZD	13,715,000	9,171,943
Government of Canada	1.750	03-01-23	CAD	19,339,000	14,567,528
Province of Quebec	3.000	09-01-23	CAD	16,050,000	12,534,743
Colombia 0.9%					29,847,936
Republic of Colombia	4.000	02-26-24		5,050,000	5,070,200
Republic of Colombia	4.500	01-28-26		11,740,000	12,004,150
Republic of Colombia	7.000	05-04-22	COP	37,437,000,000	12,773,586
Finland 0.4%					11,215,247
Republic of Finland (A)	1.500	04-15-23	EUR	8,960,000	11,215,247
Hungary 1.0%					32,893,563
Republic of Hungary	6.250	01-29-20		16,105,000	16,791,556
Republic of Hungary	6.375	03-29-21		15,036,000	16,102,007
Indonesia 3.3%					107,150,628
Republic of Indonesia (A)	2.150	07-18-24	EUR	5,440,000	6,416,118
Republic of Indonesia	5.625	05-15-23	IDR	55,409,000,000	3,423,095
Republic of Indonesia (A)	5.875	01-15-24		4,100,000	4,422,797
Republic of Indonesia	6.125	05-15-28	IDR	273,782,000,000	16,058,903
Republic of Indonesia	6.625	05-15-33	IDR	137,412,000,000	8,022,697
Republic of Indonesia	7.000	05-15-22	IDR	123,766,000,000	8,253,201
Republic of Indonesia	7.000	05-15-27	IDR	179,050,000,000	11,243,805
Republic of Indonesia	7.500	08-15-32	IDR	52,218,000,000	3,279,134
Republic of Indonesia	7.500	05-15-38	IDR	101,308,000,000	6,155,510
Republic of Indonesia	8.250	07-15-21	IDR	145,828,000,000	10,059,449
Republic of Indonesia	8.375	03-15-24	IDR	107,340,000,000	7,360,041
Republic of Indonesia	8.375	09-15-26	IDR	151,916,000,000	10,359,599
Republic of Indonesia	8.750	05-15-31	IDR	103,811,000,000	7,212,800
Republic of Indonesia	9.000	03-15-29	IDR	68,320,000,000	4,883,479
Ireland 1.9%					62,598,738
Republic of Ireland	3.400	03-18-24	EUR	21,793,000	29,792,754
Republic of Ireland	3.900	03-20-23	EUR	23,985,000	32,805,984
Malaysia 1.5%					48,583,941
Government of Malaysia	3.620	11-30-21	MYR	8,840,000	2,159,875
2	JOHN HANCOCK INCOME FUND | QUARTERLY REPORT	SEE NOTES TO FUND'S INVESTMENTS

	Rate (%)	Maturity date		Par value^	Value
Malaysia (continued)
Government of Malaysia	3.733	06-15-28	MYR	11,880,000	$2,822,225
Government of Malaysia	3.844	04-15-33	MYR	42,861,000	9,670,764
Government of Malaysia	3.882	03-14-25	MYR	17,635,000	4,277,690
Government of Malaysia	3.899	11-16-27	MYR	21,209,000	5,059,406
Government of Malaysia	4.059	09-30-24	MYR	77,830,000	19,023,303
Government of Malaysia	4.160	07-15-21	MYR	22,538,000	5,570,678
Mexico 2.8%					90,412,164
Government of Mexico	4.600	01-23-46		7,247,000	6,736,087
Government of Mexico	6.500	06-10-21	MXN	334,600,000	16,903,515
Government of Mexico	7.750	05-29-31	MXN	273,582,000	14,065,554
Government of Mexico	8.000	06-11-20	MXN	147,800,000	7,746,847
Government of Mexico	8.000	12-07-23	MXN	314,360,000	16,544,614
Government of Mexico	8.500	12-13-18	MXN	99,239,000	5,195,370
Government of Mexico	10.000	12-05-24	MXN	401,353,000	23,220,177
New Zealand 0.7%					21,795,751
Dominion of New Zealand	3.000	04-15-20	NZD	4,705,000	3,179,624
Dominion of New Zealand	6.000	05-15-21	NZD	23,040,000	16,966,960
New Zealand Local Government Funding Agency	5.500	04-15-23	NZD	2,210,000	1,649,167
Norway 1.7%					54,570,594
Government of Norway (A)	2.000	05-24-23	NOK	81,645,000	10,008,343
Government of Norway (A)	3.750	05-25-21	NOK	181,810,000	23,175,916
Government of Norway (A)	4.500	05-22-19	NOK	174,721,000	21,386,335
Philippines 1.5%					47,437,232
Republic of Philippines	3.500	03-20-21	PHP	200,160,000	3,599,391
Republic of Philippines	3.500	04-21-23	PHP	567,450,000	9,558,064
Republic of Philippines	4.625	09-09-40	PHP	29,167,000	390,323
Republic of Philippines	4.950	01-15-21	PHP	364,760,000	6,832,940
Republic of Philippines	6.250	01-14-36	PHP	252,000,000	4,713,099
Republic of Philippines	6.500	04-28-21	PHP	498,000,000	9,641,248
Republic of Philippines	8.000	07-19-31	PHP	356,645,000	7,393,553
Republic of Philippines	8.125	12-16-35	PHP	254,043,000	5,308,614
Portugal 0.5%					15,657,063
Republic of Portugal (A)	3.850	04-15-21	EUR	6,275,000	8,020,555
Republic of Portugal (A)	5.125	10-15-24		7,310,000	7,636,508
Singapore 1.0%					33,478,463
Republic of Singapore	3.250	09-01-20	SGD	37,695,000	28,185,028
Republic of Singapore	3.375	09-01-33	SGD	6,670,000	5,293,435
South Korea 0.1%					3,989,202
Export-Import Bank Korea (A)	6.200	08-07-21	INR	218,500,000	2,906,635
Korea Treasury Bond Coupon Strips	3.286	09-10-18	KRW	1,205,430,000	1,082,567
Sweden 0.5%					16,622,895
Kingdom of Sweden (A)	0.125	04-24-23	EUR	14,210,000	16,622,895
United Kingdom 0.1%					2,253,794
Government of United Kingdom	3.750	09-07-20	GBP	1,640,000	2,253,794
SEE NOTES TO FUND'S INVESTMENTS	QUARTERLY REPORT | JOHN HANCOCK INCOME FUND	3

	Rate (%)	Maturity date		Par value^	Value

Corporate bonds 40.9%					$1,320,446,317
(Cost $1,386,260,263)
Consumer discretionary 4.2%					135,472,153
Automobiles 0.1%
Ford Motor Company	6.625	10-01-28		3,306,000	3,541,311
Hotels, restaurants and leisure 1.7%
Hilton Domestic Operating Company, Inc. (A)	5.125	05-01-26		6,035,000	6,042,544
International Game Technology PLC (A)	6.500	02-15-25		11,415,000	11,985,750
KFC Holding Company/Pizza Hut Holdings LLC/Taco Bell of America LLC (A)	5.000	06-01-24		9,110,000	9,087,225
KFC Holding Company/Pizza Hut Holdings LLC/Taco Bell of America LLC (A)	5.250	06-01-26		9,961,000	9,961,000
New Red Finance, Inc. (A)	4.625	01-15-22		14,680,000	14,680,000
New Red Finance, Inc. (A)	5.000	10-15-25		2,700,000	2,605,500
Internet and direct marketing retail 1.0%
Expedia Group, Inc.	5.000	02-15-26		13,880,000	14,368,705
Netflix, Inc.	3.625	05-15-27	EUR	7,855,000	8,945,093
Netflix, Inc. (A)	4.875	04-15-28		9,980,000	9,456,050
QVC, Inc.	4.450	02-15-25		629,000	603,611
Media 1.4%
CCO Holdings LLC (A)	5.000	02-01-28		7,440,000	6,967,783
CCO Holdings LLC (A)	5.125	05-01-27		5,170,000	4,930,888
CCO Holdings LLC	5.750	01-15-24		14,485,000	14,736,025
Lamar Media Corp.	5.000	05-01-23		1,491,000	1,517,093
LIN Television Corp.	5.875	11-15-22		4,325,000	4,411,500
Sinclair Television Group, Inc. (A)	5.625	08-01-24		5,915,000	5,826,275
Tribune Media Company	5.875	07-15-22		5,720,000	5,805,800
Consumer staples 2.2%					70,341,991
Beverages 0.9%
Constellation Brands, Inc.	4.250	05-01-23		13,490,000	13,746,533
Molson Coors Brewing Company	1.250	07-15-24	EUR	5,375,000	6,191,458
Molson Coors Brewing Company	3.000	07-15-26		10,130,000	9,305,102
Food and staples retailing 0.4%
Aramark Services, Inc. (A)	5.000	04-01-25		6,640,000	6,681,500
Aramark Services, Inc.	5.125	01-15-24		5,400,000	5,483,646
Food products 0.9%
Darling Global Finance BV (A)	3.625	05-15-26	EUR	4,685,000	5,599,141
Kraft Heinz Foods Company	3.950	07-15-25		5,570,000	5,482,173
Kraft Heinz Foods Company (A)	4.875	02-15-25		9,145,000	9,313,838
Post Holdings, Inc. (A)	5.500	03-01-25		8,560,000	8,538,600
Energy 5.2%					168,670,958
Oil, gas and consumable fuels 5.2%
Aker BP ASA (A)	5.875	03-31-25		11,850,000	12,294,375
Antero Resources Corp.	5.625	06-01-23		7,890,000	8,119,205
Blue Racer Midstream LLC (A)	6.125	11-15-22		935,000	953,681
Canadian Natural Resources, Ltd.	3.850	06-01-27		13,460,000	13,083,657
Concho Resources, Inc.	4.375	01-15-25		6,710,000	6,771,489
ConocoPhillips Company	4.950	03-15-26		9,240,000	9,990,118
DCP Midstream Operating LP	5.375	07-15-25		7,530,000	7,718,250
Enbridge, Inc.	4.250	12-01-26		14,060,000	14,121,834
Enterprise Products Operating LLC	3.350	03-15-23		7,486,000	7,440,103
MPLX LP	5.500	02-15-23		9,822,000	10,045,100
4	JOHN HANCOCK INCOME FUND | QUARTERLY REPORT	SEE NOTES TO FUND'S INVESTMENTS

	Rate (%)	Maturity date		Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Newfield Exploration Company	5.375	01-01-26		6,450,000	$6,724,125
Newfield Exploration Company	5.625	07-01-24		6,320,000	6,738,700
Parsley Energy LLC (A)	5.625	10-15-27		13,820,000	13,992,750
Pertamina Persero PT (A)	4.300	05-20-23		4,970,000	4,959,946
Petroleos Mexicanos	6.000	03-05-20		3,685,000	3,809,369
Petroleos Mexicanos (A)	7.190	09-12-24	MXN	89,890,000	4,093,341
Petroleos Mexicanos (A)	7.650	11-24-21	MXN	171,257,500	8,481,442
Targa Resources Partners LP (A)	5.875	04-15-26		4,875,000	4,996,875
The Williams Companies, Inc.	3.750	06-15-27		9,235,000	8,857,004
The Williams Companies, Inc.	4.550	06-24-24		4,205,000	4,291,791
Transcontinental Gas Pipe Line Company LLC	7.850	02-01-26		9,100,000	11,187,803
Financials 14.1%					455,897,326
Banks 10.5%
Asian Development Bank	4.625	03-06-19	NZD	17,745,000	11,892,868
Asian Development Bank	5.000	03-09-22	AUD	7,040,000	5,502,335
Asian Development Bank	5.900	12-20-22	INR	579,790,000	7,697,734
Asian Development Bank	6.450	08-08-21	INR	763,020,000	10,487,158
Asian Development Bank	6.950	01-16-20	INR	216,970,000	3,030,191
Banco Nacional de Comercio Exterior SNC (A)	4.375	10-14-25		8,130,000	8,008,131
Bank of America Corp. (3 month LIBOR + 0.650%) (B)	2.971	12-01-26		9,480,000	9,049,043
BankUnited, Inc.	4.875	11-17-25		10,190,000	10,422,461
BNG Bank NV	0.250	02-22-23	EUR	5,465,000	6,414,063
BNG Bank NV	0.250	06-07-24	EUR	5,350,000	6,223,109
Fifth Third Bancorp (5.100% to 6-30-23, then 3 month LIBOR + 3.033%) (C)	5.100	06-30-23		13,615,000	13,410,775
Inter-American Development Bank	6.500	08-20-19	AUD	12,860,000	9,619,239
International Bank for Reconstruction & Development	2.800	01-13-21	AUD	5,395,000	3,923,603
International Bank for Reconstruction & Development	3.500	01-22-21	NZD	23,085,000	15,718,050
International Bank for Reconstruction & Development	3.625	06-22-20	NOK	41,910,000	5,205,208
International Bank for Reconstruction & Development	4.625	02-26-19	NZD	10,438,000	6,990,012
International Bank for Reconstruction & Development	4.625	10-06-21	NZD	19,415,000	13,707,969
International Bank for Reconstruction & Development	5.750	10-28-19	INR	500,400,000	6,910,937
International Bank for Reconstruction & Development	7.400	08-20-21	IDR	21,280,000,000	1,422,141
International Finance Corp.	2.800	08-15-22	AUD	13,005,000	9,470,910
International Finance Corp.	3.625	05-20-20	NZD	17,740,000	12,031,298
JPMorgan Chase & Co.	2.750	06-23-20		13,100,000	13,031,361
JPMorgan Chase & Co.	2.750	08-24-22	EUR	3,695,000	4,679,546
JPMorgan Chase & Co. (3 month LIBOR + 1.000%) (B)	3.314	05-15-77		12,055,000	10,517,988
KFW	0.000	09-15-23	EUR	2,675,000	3,101,560
KFW	0.375	03-15-23	EUR	4,115,000	4,873,172
KFW	2.125	08-15-23	EUR	10,770,000	13,809,185
KFW	3.750	05-29-20	NZD	7,635,000	5,183,646
KFW	6.000	08-20-20	AUD	18,210,000	14,029,688
Landeskreditbank Baden-Wuerttemberg Foerderbank	3.875	05-29-19	NZD	11,025,000	7,380,883
Landwirtschaftliche Rentenbank	3.000	02-13-23	NZD	7,225,000	4,845,882
MB Financial Bank NA (4.000% to 12-1-22, then 3 month LIBOR + 1.873%)	4.000	12-01-27		7,910,000	7,787,092
Nordic Investment Bank	1.375	07-15-20	NOK	29,090,000	3,478,028
Realkredit Danmark A/S	2.000	04-01-19	DKK	128,735,000	20,314,841
SunTrust Banks, Inc. (5.050% to 6-15-22, then 3 month LIBOR + 3.102%) (C)(D)	5.050	06-15-22		9,945,000	9,820,688
Synovus Financial Corp. (5.750% to 12-15-20, then 3 month LIBOR + 4.182%)	5.750	12-15-25		6,000,000	6,201,000
SEE NOTES TO FUND'S INVESTMENTS	QUARTERLY REPORT | JOHN HANCOCK INCOME FUND	5

	Rate (%)	Maturity date		Par value^	Value
Financials (continued)
Banks (continued)
U.S. Bancorp	0.850	06-07-24	EUR	3,935,000	$4,561,791
Wells Fargo & Company	3.250	04-27-22	AUD	8,840,000	6,386,305
Wells Fargo & Company (3 month BBSW + 1.320%) (B)	3.285	07-27-21	AUD	7,815,000	5,675,863
Westpac Banking Corp.	5.000	10-21-19	GBP	4,280,000	5,782,301
Westpac Banking Corp.	7.250	02-11-20	AUD	5,000,000	3,833,531
Zions Bancorporation (5.800% to 6-15-23, then 3 month LIBOR + 3.800%) (C)	5.800	06-15-23		7,675,000	7,675,000
Capital markets 1.0%
E*TRADE Financial Corp. (5.875% to 9-15-26, then 3 month LIBOR + 4.435%) (C)(D)	5.875	09-15-26		8,515,000	8,813,025
Temasek Financial I, Ltd.	3.265	02-19-20	SGD	12,250,000	9,070,685
The Goldman Sachs Group, Inc.	1.375	05-15-24	EUR	6,302,000	7,396,214
The Goldman Sachs Group, Inc. (3 month LIBOR + 0.750%) (B)	3.060	02-23-23		8,730,000	8,754,268
Consumer finance 0.2%
Discover Financial Services	4.100	02-09-27		5,595,000	5,420,826
Diversified financial services 1.6%
European Bank for Reconstruction & Development	7.375	04-15-19	IDR	47,450,000,000	3,160,756
European Financial Stability Facility	0.125	10-17-23	EUR	9,355,000	10,872,031
European Financial Stability Facility	0.500	01-20-23	EUR	4,665,000	5,542,712
European Financial Stability Facility	1.875	05-23-23	EUR	5,530,000	6,982,531
European Stability Mechanism	0.125	04-22-24	EUR	8,010,000	9,273,880
Swiss Insured Brazil Power Finance Sarl (A)	9.850	07-16-32	BRL	69,080,000	15,730,451
Insurance 0.5%
American International Group, Inc. (8.175% to 5-15-38, then 3 month LIBOR + 4.195%)	8.175	05-15-68		12,365,000	15,579,900
Thrifts and mortgage finance 0.3%
MGIC Investment Corp.	5.750	08-15-23		8,790,000	9,193,461
Health care 2.4%					77,801,613
Biotechnology 0.2%
AbbVie, Inc.	1.375	05-17-24	EUR	6,133,000	7,210,798
Health care providers and services 1.5%
CVS Health Corp.	4.100	03-25-25		7,515,000	7,523,549
CVS Health Corp.	4.300	03-25-28		7,450,000	7,393,836
HCA, Inc.	5.000	03-15-24		11,718,000	11,981,655
HCA, Inc.	5.250	04-15-25		5,040,000	5,197,500
HCA, Inc.	5.375	02-01-25		4,345,000	4,394,663
HCA, Inc.	7.500	02-15-22		11,150,000	12,237,125
Life sciences tools and services 0.2%
Thermo Fisher Scientific, Inc.	0.750	09-12-24	EUR	1,699,000	1,951,511
Thermo Fisher Scientific, Inc.	1.400	01-23-26	EUR	2,566,000	3,002,881
Pharmaceuticals 0.5%
Allergan Funding SCS	1.250	06-01-24	EUR	3,570,000	4,087,956
Teva Pharmaceutical Finance Netherlands II BV	4.500	03-01-25	EUR	5,145,000	6,300,868
Teva Pharmaceutical Finance Netherlands III BV	6.000	04-15-24		6,420,000	6,519,271
Industrials 4.3%					139,721,088
Aerospace and defense 0.2%
Lockheed Martin Corp.	3.100	01-15-23		5,955,000	5,925,413
Air freight and logistics 2.0%
Mexico City Airport Trust (A)	3.875	04-30-28		21,330,000	19,223,663
Mexico City Airport Trust (A)	4.250	10-31-26		16,457,000	15,469,580
6	JOHN HANCOCK INCOME FUND | QUARTERLY REPORT	SEE NOTES TO FUND'S INVESTMENTS

	Rate (%)	Maturity date		Par value^	Value
Industrials (continued)
Air freight and logistics (continued)
Mexico City Airport Trust (A)	5.500	10-31-46		5,705,000	$5,056,056
Mexico City Airport Trust (A)	5.500	07-31-47		29,010,000	25,744,344
Construction and engineering 0.4%
AECOM	5.125	03-15-27		12,140,000	11,927,550
Industrial conglomerates 0.4%
General Electric Company (5.000% to 1-21-21, then 3 month LIBOR + 3.330%) (C)	5.000	01-21-21		12,952,000	12,749,625
Professional services 0.3%
Ihs Markit Ltd.	4.125	08-01-23		10,405,000	10,429,972
Trading companies and distributors 0.8%
United Rentals North America, Inc.	4.625	07-15-23		6,400,000	6,468,800
United Rentals North America, Inc.	4.875	01-15-28		12,485,000	11,899,766
United Rentals North America, Inc.	5.500	05-15-27		6,455,000	6,438,863
Transportation infrastructure 0.2%
Adani Ports & Special Economic Zone, Ltd. (A)	4.000	07-30-27		9,145,000	8,387,456
Information technology 2.0%					62,918,307
Communications equipment 0.1%
Motorola Solutions, Inc.	4.600	02-23-28		4,025,000	4,006,027
Internet software and services 0.2%
Cimpress NV (A)	7.000	06-15-26		4,870,000	4,961,313
IT services 0.9%
Gartner, Inc. (A)	5.125	04-01-25		10,425,000	10,555,313
IBM Corp.	2.625	08-05-22	GBP	3,900,000	5,268,226
IBM Corp.	2.750	12-21-20	GBP	4,025,000	5,387,313
Total System Services, Inc.	4.450	06-01-28		7,995,000	8,121,985
Semiconductors and semiconductor equipment 0.4%
NXP BV (A)	4.625	06-01-23		10,820,000	10,982,300
Software 0.4%
Citrix Systems, Inc.	4.500	12-01-27		3,455,000	3,358,244
VMware, Inc.	2.950	08-21-22		10,595,000	10,277,586
Materials 3.3%					105,526,312
Chemicals 0.3%
Ecolab, Inc.	1.000	01-15-24	EUR	2,135,000	2,513,325
Syngenta Finance NV (A)	5.182	04-24-28		6,460,000	6,220,858
Construction materials 0.3%
Cemex SAB de CV (A)	6.125	05-05-25		10,450,000	10,711,250
Containers and packaging 2.7%
Avery Dennison Corp.	1.250	03-03-25	EUR	5,050,000	5,844,407
Ball Corp.	4.000	11-15-23		15,070,000	14,712,088
Ball Corp.	4.875	03-15-26		7,095,000	7,041,788
Ball Corp.	5.250	07-01-25		12,820,000	13,204,600
Crown Americas LLC	4.500	01-15-23		10,700,000	10,700,000
Crown Cork & Seal Company, Inc.	7.375	12-15-26		6,138,000	6,690,420
Sealed Air Corp. (A)	4.875	12-01-22		9,085,000	9,130,425
Sealed Air Corp. (A)	5.125	12-01-24		6,275,000	6,353,438
Sealed Air Corp. (A)	6.500	12-01-20		11,785,000	12,403,713
Real estate 0.4%					12,567,809
Equity real estate investment trusts 0.4%
Equinix, Inc.	2.875	03-15-24	EUR	4,445,000	5,201,109
SEE NOTES TO FUND'S INVESTMENTS	QUARTERLY REPORT | JOHN HANCOCK INCOME FUND	7

	Rate (%)	Maturity date		Par value^	Value
Real estate (continued)
Equity real estate investment trusts (continued)
Equinix, Inc.	5.375	05-15-27		7,240,000	$7,366,700
Telecommunication services 0.8%					26,007,935
Diversified telecommunication services 0.5%
CSC Holdings LLC (A)	5.375	02-01-28		11,447,000	10,971,377
CSC Holdings LLC (A)	5.500	04-15-27		5,850,000	5,696,438
Wireless telecommunication services 0.3%
America Movil SAB de CV	7.125	12-09-24	MXN	133,000,000	6,377,164
SBA Tower Trust (A)	3.448	03-15-23		2,985,000	2,962,956
Utilities 2.0%					65,520,825
Electric utilities 1.1%
E.ON International Finance BV	6.000	10-30-19	GBP	2,100,000	2,866,952
Emera US Finance LP	3.550	06-15-26		12,610,000	11,983,210
FirstEnergy Transmission LLC (A)	4.350	01-15-25		12,860,000	13,089,023
Perusahaan Listrik Negara PT (A)	5.450	05-21-28		5,840,000	6,034,308
Gas utilities 0.0%
Southern Gas Networks PLC	4.875	12-21-20	GBP	600,000	837,336
Independent power and renewable electricity producers 0.9%
Greenko Dutch BV (A)	5.250	07-24-24		6,785,000	6,288,033
NextEra Energy Operating Partners LP (A)	4.250	09-15-24		9,500,000	9,262,500
NextEra Energy Operating Partners LP (A)	4.500	09-15-27		5,315,000	5,049,250

The AES Corp.	4.500	03-15-23		10,085,000	10,110,213
Convertible bonds 1.2%					$37,759,025
(Cost $34,770,000)
Consumer discretionary 0.3%					8,323,832
Internet and direct marketing retail 0.2%
Liberty Expedia Holdings, Inc. (A)(D)	1.000	06-30-47		5,711,000	5,727,768
Media 0.1%
DISH Network Corp.	3.375	08-15-26		2,760,000	2,596,064
Health care 0.5%					17,814,267
Health care providers and services 0.3%
Anthem, Inc.	2.750	10-15-42		2,505,000	9,091,376
Pharmaceuticals 0.2%
Bayer Capital Corp. BV (A)	5.625	11-22-19	EUR	7,900,000	8,722,891
Information technology 0.2%					5,341,852
Semiconductors and semiconductor equipment 0.2%
Novellus Systems, Inc.	2.625	05-15-41		1,025,000	5,341,852
Utilities 0.2%					6,279,074
Independent power and renewable electricity producers 0.2%

NRG Energy, Inc. (A)	2.750	06-01-48		6,125,000	6,279,074
Capital preferred securities 1.7%					$54,993,908
(Cost $51,762,662)
Financials 1.7%					54,993,908
Banks 1.7%
BAC Capital Trust XIV, Series G (Greater of 3 month LIBOR + 0.400% or 4.000%) (B)(C)	4.000	09-17-18		16,650,000	14,256,563
8	JOHN HANCOCK INCOME FUND | QUARTERLY REPORT	SEE NOTES TO FUND'S INVESTMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
USB Capital IX (Greater of 3 month LIBOR + 1.020% or 3.500%) (B)(C)	3.500	10-01-18	21,293,000	$19,083,851

Wachovia Capital Trust III (Greater of 3 month LIBOR + 0.930% or 5.570%) (B)(C)	5.570	10-01-18	21,735,000	21,653,494
Term loans (E) 10.5%				$336,337,872
(Cost $337,408,696)
Consumer discretionary 2.8%				90,948,343
Diversified consumer services 0.1%
The ServiceMaster Company LLC (1 month LIBOR + 2.500%)	4.576	11-08-23	3,646,073	3,646,729
Hotels, restaurants and leisure 1.6%
Four Seasons Hotels, Ltd. (F)	TBD	11-30-23	8,225,000	8,217,680
Hilton Worldwide Finance LLC (1 month LIBOR + 1.750%)	3.815	10-25-23	5,659,993	5,676,520
KFC Holding Company (1 month LIBOR + 1.750%)	3.827	04-03-25	8,657,958	8,645,317
Marriott Ownership Resorts, Inc. (F)	TBD	08-09-25	7,970,000	7,979,963
New Red Finance, Inc. (1 month LIBOR + 2.250%)	4.326	02-16-24	11,927,914	11,920,518
Wyndham Destinations, Inc. (1month LIBOR + 2.250%)	4.445	05-30-25	2,200,000	2,197,932
Wyndham Hotels & Resorts, Inc. (1 month LIBOR + 1.750%)	3.826	05-30-25	7,920,000	7,927,920
Media 1.1%
Charter Communications Operating LLC (1 month LIBOR + 2.000%)	4.080	04-30-25	14,775,750	14,775,750
Meredith Corp. (1 month LIBOR + 3.000%)	5.076	01-31-25	5,882,443	5,895,502
Metro-Goldwyn-Mayer, Inc. (1 month LIBOR + 4.500%)	6.580	07-03-26	6,000,000	6,000,000
Virgin Media Bristol LLC (1 month LIBOR + 2.500%)	4.563	01-15-26	8,070,000	8,064,512
Consumer staples 0.6%				20,539,776
Diversified financial services 0.2%
Pinnacle Foods Finance LLC (1 month LIBOR + 1.750%)	3.832	02-02-24	7,935,548	7,935,548
Food and staples retailing 0.4%
Aramark Services, Inc. (3 month LIBOR + 1.750%)	4.084	03-28-24	9,298,034	9,313,562
Aramark Services, Inc. (3 month LIBOR + 1.750%)	4.084	03-11-25	2,932,650	2,936,316
Food products 0.0%
US Foods, Inc. (F)	TBD	06-27-23	355,000	354,350
Energy 0.6%				17,692,750
Oil, gas and consumable fuels 0.6%
Energy Transfer Equity LP (1 month LIBOR + 2.000%)	4.065	02-02-24	17,695,581	17,692,750
Financials 0.7%				21,562,219
Capital markets 0.5%
GGP Nimbus LP (F)	TBD	05-04-25	11,175,000	11,097,446
The Edelman Financial Center LLC (3 month LIBOR + 3.250%)	5.592	07-21-25	4,350,000	4,370,402
Insurance 0.2%
USI, Inc. (3 month LIBOR + 3.000%)	5.334	05-16-24	6,112,219	6,094,371
Health care 0.7%				21,839,075
Biotechnology 0.3%
Grifols Worldwide Operations USA, Inc. (1 week LIBOR + 2.250%)	4.207	01-31-25	10,779,371	10,821,087
Health care providers and services 0.4%
Catalent Pharma Solutions, Inc. (1 month LIBOR + 2.250%)	4.326	05-20-24	552,512	554,065
Gentiva Health Services, Inc. (3 month LIBOR + 3.750%)	6.125	07-02-25	6,137,941	6,176,303
HCA, Inc. (F)	TBD	03-18-23	1,180,000	1,184,921
HCA, Inc. (1 month LIBOR + 2.000%)	4.076	03-13-25	3,087,263	3,102,699
SEE NOTES TO FUND'S INVESTMENTS	QUARTERLY REPORT | JOHN HANCOCK INCOME FUND	9

	Rate (%)	Maturity date		Par value^	Value
Industrials 1.2%					$39,348,645
Air freight and logistics 0.2%
XPO Logistics, Inc. (1 month LIBOR + 2.000%)	4.065	02-24-25		5,960,000	5,971,503
Airlines 0.3%
American Airlines, Inc. (1 month LIBOR + 2.000%)	4.065	04-28-23		6,433,304	6,382,352
United Airlines, Inc. (1 month LIBOR + 1.750%)	3.826	04-01-24		3,629,063	3,621,514
Building products 0.4%
Builders FirstSource, Inc. (3 month LIBOR + 3.000%)	5.334	02-29-24		11,690,455	11,658,307
Construction and engineering 0.2%
AECOM (1 month LIBOR + 1.750%)	3.826	02-22-25		7,116,788	7,121,271
Electrical equipment 0.1%
Generac Power Systems, Inc. (3 month LIBOR + 1.750%)	3.832	05-31-23		4,593,698	4,593,698
Information technology 2.6%					82,332,683
Electronic equipment, instruments and components 0.4%
Dell International LLC (1 month LIBOR + 2.000%)	4.080	09-07-23		9,638,111	9,634,063
Zebra Technologies Corp. (3 month LIBOR + 1.750%)	4.063	10-27-21		3,685,123	3,702,001
IT services 0.9%
Altran Technologies SA (3 month EURIBOR + 2.750%)	2.750	03-20-25	EUR	4,473,989	5,167,736
Altran Technologies SA (3 month LIBOR + 2.250%)	4.575	03-20-25		4,728,150	4,711,601
First Data Corp. (1 month LIBOR + 2.000%)	4.066	07-08-22		11,824,010	11,815,969
Vantiv LLC (1 month LIBOR + 1.750%)	3.813	08-09-24		7,243,675	7,241,067
Semiconductors and semiconductor equipment 0.4%
Microchip Technology, Inc. (1 month LIBOR + 2.000%)	4.080	05-29-25		5,805,000	5,794,145
Micron Technology, Inc. (1 month LIBOR + 1.750%)	3.830	04-26-22		6,481,653	6,500,580
Software 0.9%
Almonde, Inc. (1 month LIBOR + 3.500%)	5.576	06-13-24		8,448,161	8,403,639
Avaya, Inc. (1 month LIBOR + 4.250%)	6.313	12-15-24		7,512,250	7,558,300
SS&C European Holdings Sarl (1 month LIBOR + 2.250%)	4.326	04-16-25		1,723,390	1,724,252
SS&C Technologies, Inc. (F)	TBD	04-16-25		5,655,000	5,656,188
SS&C Technologies, Inc. (1 month LIBOR + 2.250%)	4.326	04-16-25		4,420,931	4,423,142
Materials 0.3%					10,117,283
Containers and packaging 0.3%
Berry Global, Inc. (3 month LIBOR + 1.750%)	3.936	02-08-20		3,481,288	3,478,503
Berry Global, Inc. (3 month LIBOR + 2.000%)	4.186	10-01-22		4,718,647	4,719,827
Crown European Holdings SA (1 month EURIBOR + 2.375%)	2.375	04-03-25	EUR	1,650,000	1,918,953
Telecommunication services 1.0%					31,957,098
Diversified telecommunication services 0.5%
CenturyLink, Inc. (1 month LIBOR + 2.750%)	4.826	01-31-25		6,646,600	6,566,841
Sable International Finance, Ltd. (1 month LIBOR + 3.250%)	5.326	01-30-26		9,075,000	9,073,094
Wireless telecommunication services 0.5%
SBA Senior Finance II LLC (1 month LIBOR + 2.000%)	4.080	04-11-25		9,340,355	9,306,636

Sprint Communications, Inc. (1 month LIBOR + 2.500%)	4.625	02-02-24		7,010,527	7,010,527
Collateralized mortgage obligations 9.8%					$314,807,759
(Cost $324,538,616)
Commercial and residential 9.5%					304,207,322
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1 (G)	3.892	04-25-35		1,973,037	2,007,387
Angel Oak Mortgage Trust I LLC Series 2018-1, Class A1 (A)(G)	3.258	04-27-48		4,578,025	4,577,287
AOA Mortgage Trust Series 2015-1177, Class C (A)(G)	3.110	12-13-29		2,040,000	1,983,469
10	JOHN HANCOCK INCOME FUND | QUARTERLY REPORT	SEE NOTES TO FUND'S INVESTMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Arroyo Mortgage Trust Series 2018-1, Class A1 (A)(G)	3.763	04-25-48	7,517,387	$7,539,490
BAMLL Commercial Mortgage Securities Trust Series 2015-200P, Class F (A)(G)	3.716	04-14-33	5,220,000	4,884,835
BBCMS Mortgage Trust
Series 2015-STP, Class A (A)	3.323	09-10-28	7,383,361	7,389,829
Series 2017-DELC, Class B (1 month LIBOR + 1.030%) (A)(B)	3.093	08-15-36	9,665,000	9,667,998
Series 2018-TALL, Class C (1 month LIBOR + 1.121%) (A)(B)	3.184	03-15-37	5,650,000	5,649,977
Series 2018-TALL, Class E (1 month LIBOR + 2.437%) (A)(B)	4.500	03-15-37	4,950,000	4,963,925
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-10, Class 12A3 (G)	3.646	01-25-35	1,968,632	1,985,743
Bear Stearns ALT-A Trust
Series 2004-8, Class 1A (1 month LIBOR + 0.700%) (B)	2.765	09-25-34	512,561	512,153
Series 2004-8, Class 2A (1 month LIBOR + 0.680%) (B)	2.745	09-25-34	3,581,923	3,519,522
BHMS Mortgage Trust Series 2018-ATLS, Class A (1 month LIBOR + 1.250%) (A)(B)	3.313	07-15-35	14,305,000	14,319,120
BWAY Mortgage Trust Series 2013-1515, Class F (A)(G)	4.058	03-10-33	4,767,000	4,558,873
BX Commercial Mortgage Trust Series 2018-BIOA, Class D (1 month LIBOR + 1.321%) (A)(B)	3.384	03-15-37	2,625,000	2,629,921
BXP Trust Series 2017-GM, Class A (A)	3.379	06-13-39	7,142,000	6,958,636
CGDBB Commercial Mortgage Trust Series 2017-BIOC, Class B (1 month LIBOR + 0.970%) (A)(B)	3.033	07-15-32	7,230,000	7,229,988
CLNS Trust Series 2017-IKPR, Class B (1 month LIBOR + 1.000%) (A)(B)	3.067	06-11-32	6,255,000	6,258,872
Cold Storage Trust Series 2017-ICE3 (1 month LIBOR + 1.000%) (A)(B)	3.063	04-15-36	8,950,000	8,977,898
COLT Mortgage Loan Trust Series 2018-2, Class A1 (A)(G)	3.470	07-27-48	5,512,038	5,511,414
Commercial Mortgage Trust (Bank of America Merrill Lynch/ Deutsche Bank AG) Series 2013-WWP, Class D (A)	3.898	03-10-31	8,550,000	8,780,027
Credit Suisse Commercial Mortgage Trust Series 2015-GLPB, Class A (A)	3.639	11-15-34	6,715,000	6,805,939
DBCG Mortgage Trust Series 2017-BBG, Class A (1 month LIBOR + 0.700%) (A)(B)	2.763	06-15-34	6,585,000	6,582,932
DSLA Mortgage Loan Trust
Series 2004-AR1 Class X2 IO	0.725	09-19-44	13,809,797	464,167
Series 2005-AR2, Class X2 IO	1.159	03-19-45	23,405,036	662,561
GAHR Commercial Mortgage Trust Series 2015-NRF, Class DFX (A)(G)	3.495	12-15-34	6,035,000	6,006,134
Greenwich Capital Commercial Funding Corp. Series 2006-GG7, Class AM (G)	5.950	07-10-38	1,219,732	1,219,591
GS Mortgage Securities Corp.
Series 2018-RIVR, Class C (1 month LIBOR + 1.250%) (A)(B)	3.313	07-15-35	2,860,000	2,860,917
Series 2018-RIVR, Class D (1 month LIBOR + 1.334%) (A)(B)	3.396	07-15-35	2,860,000	2,834,022
GS Mortgage Securities Corp. Trust Series 2018-CHLL, Class A (1 month LIBOR + 0.750%) (A)(B)	2.813	02-15-37	5,350,000	5,349,970
GS Mortgage Securities Trust Series 2017-FARM, Class A (A)(G)	3.659	01-10-43	7,550,000	7,429,145
GSR Mortgage Loan Trust Series 2005-AR6, Class 4A5 (G)	4.271	09-25-35	2,476,984	2,507,629
HarborView Mortgage Loan Trust
Series 2005-2, Class X IO	0.862	05-19-35	8,649,271	307,615
Series 2007-3, Class ES IO (A)	0.000	05-19-47	21,999,630	390,476
Series 2007-4, Class ES IO	0.000	07-19-47	22,578,082	338,105
Series 2007-6, Class ES IO (A)	0.000	08-19-37	18,960,900	293,202
Hilton USA Trust
Series 2016-HHV, Class A (A)	3.719	11-05-38	4,450,000	4,435,861
SEE NOTES TO FUND'S INVESTMENTS	QUARTERLY REPORT | JOHN HANCOCK INCOME FUND	11

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2016-HHV, Class B (A)(G)	4.333	11-05-38	4,685,000	$4,790,405
Homestar Mortgage Acceptance Corp. Series 2004-6, Class M3 (1 month LIBOR + 1.100%) (B)	3.165	01-25-35	5,265,000	5,260,143
Hudson Yards Mortgage Trust Series 2016-10HY, Class A (A)	2.835	08-10-38	7,990,000	7,516,612
Hudsons Bay Simon JV Trust Series 2015-HB10, Class A10 (A)	4.155	08-05-34	8,800,000	8,675,791
IMT Trust Series 2017-APTS, Class DFL (1 month LIBOR + 1.550%) (A)(B)	3.613	06-15-34	4,970,000	4,985,592
IndyMac Index Mortgage Loan Trust
Series 2005-AR18, Class 1X IO	1.065	10-25-36	29,991,629	1,328,221
Series 2005-AR18, Class 2X IO	0.705	10-25-36	30,807,643	219,625
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2015-UES, Class A (A)	2.933	09-05-32	8,200,000	8,165,893
Series 2016-NINE, Class A (A)(G)	2.949	10-06-38	10,155,000	9,553,607
Series 2018-PHH, Class A (1 month LIBOR + 0.910%) (A)(B)	2.973	06-15-35	2,750,000	2,754,280
JPMorgan Mortgage Trust Series 2007-A1, Class 1A1 (G)	4.411	07-25-35	1,766,944	1,801,890
Merrill Lynch Mortgage Investors Trust
Series 2004-1, Class 2A1 (G)	3.995	12-25-34	738,190	743,242
Series 2005-2, Class 1A (6 month LIBOR + 1.250%) (B)	3.717	10-25-35	2,853,538	2,880,207
Series 2005-A2, Class A2 (G)	3.532	02-25-35	1,177,269	1,218,974
Series 2006-3, Class 2A1 (G)	4.059	10-25-36	1,126,409	1,114,716
Morgan Stanley Capital Barclays Bank Trust Series 2016-MART, Class A (A)	2.200	09-13-31	15,860,000	15,377,726
Morgan Stanley Capital I Trust Series 2017-CLS, Class C (1 month LIBOR + 1.000%) (A)(B)	3.063	11-15-34	4,655,000	4,654,998
Morgan Stanley Mortgage Loan Trust
Series 2004-8AR, Class 4A1 (G)	4.805	10-25-34	1,205,539	1,228,911
Series 2004-9, Class 1A (G)	5.439	11-25-34	1,356,747	1,417,297
New Residential Mortgage Loan Trust Series 2017-5A, Class A1 (1 month LIBOR + 1.500%) (A)(B)	3.565	06-25-57	3,178,750	3,258,627
Olympic Tower Mortgage Trust Series 2017-OT, Class A (A)	3.566	05-10-39	4,610,000	4,541,374
One Market Plaza Trust Series 2017-1MKT, Class A (A)	3.614	02-10-32	8,025,000	8,023,917
Opteum Mortgage Acceptance Corp. Trust Series 2005-4, Class 1APT (1 month LIBOR + 0.310%) (B)	2.375	11-25-35	1,060,363	1,052,450
SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE, Class D (A)(G)	4.534	01-05-43	6,695,000	5,473,755
Starwood Mortgage Residential Trust Series 2018-IMC1, Class A1 (A)(G)	3.793	03-25-48	6,296,168	6,295,415
Structured Adjustable Rate Mortgage Loan Trust Series 2004-10, Class 2A (G)	4.278	08-25-34	4,154,608	4,167,839
Structured Asset Securities Corp. Series 2003-7A, Class 3A6 (G)	4.144	12-25-33	1,149,018	1,140,317
WaMu Mortgage Pass Through Certificates
Series 2003-AR11, Class A6 (G)	3.453	10-25-33	2,281,673	2,314,292
Series 2005-AR6, Class 2A1A (1 month LIBOR + 0.460%) (B)	2.525	04-25-45	2,207,682	2,199,355
Wells Fargo Commercial Mortgage Trust Series 2017-SMP, Class A (1 month LIBOR + 0.750%) (A)(B)	2.813	12-15-34	6,805,000	6,813,574
Wells Fargo Mortgage Backed Securities Trust Series 2004-Z, Class 2A1 (G)	3.738	12-25-34	978,221	997,820
Worldwide Plaza Trust Series 2017-WWP, Class A (A)	3.526	11-10-36	5,960,000	5,845,827
U.S. Government Agency 0.3%				10,600,437
Federal National Mortgage Association
Series 2012-118, Class AI IO	3.500	11-25-37	5,374,700	572,062
Series 2014-C02, Class 1M1 (1 month LIBOR + 0.950%) (B)	3.015	05-25-24	710,947	712,484
12	JOHN HANCOCK INCOME FUND | QUARTERLY REPORT	SEE NOTES TO FUND'S INVESTMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series 2016-C03, Class 1M1 (1 month LIBOR + 2.000%) (B)	4.065	10-25-28	2,923,775	$2,959,725
Series 2016-C05, Class 2M1 (1 month LIBOR + 1.350%) (B)	3.415	01-25-29	1,477,693	1,482,290
Series 2016-C07, Class 2M1 (1 month LIBOR + 1.300%) (B)	3.365	05-25-29	1,776,538	1,782,468
Series 402, Class 3 IO	4.000	11-25-39	1,308,449	270,795
Series 402, Class 7 IO	4.500	11-25-39	2,486,995	555,139
Series 406, Class 3 IO	4.000	01-25-41	3,288,132	708,427
Series 407, Class 4 IO	4.500	03-25-41	4,724,953	1,094,443

Series 407, Class 8 IO	5.000	03-25-41	2,015,731	462,604
Asset backed securities 5.1%				$164,006,877
(Cost $163,517,482)
Asset backed securities 5.1%				164,006,877
AccessLex Institute Series 2007-A, Class A3 (3 month LIBOR + 0.300%) (B)	2.611	05-25-36	14,661,357	14,447,008
Americredit Automobile Receivables Trust 2018-2	4.010	07-18-24	3,085,000	3,095,317
Coinstar Funding LLC Series 2017-1A, Class A2 (A)	5.216	04-25-47	10,961,250	11,086,476
DB Master Finance LLC
Series 2015-1A, Class A2II (A)	3.980	02-20-45	15,131,200	15,196,264
Series 2017-1A, Class A2II (A)	4.030	11-20-47	10,292,225	10,206,182
Domino's Pizza Master Issuer LLC
Series 2015-1A, Class A2II (A)	4.474	10-25-45	7,052,663	7,186,945
Series 2017-1A, Class A2II (A)	3.082	07-25-47	5,669,730	5,506,669
EquiFirst Mortgage Loan Trust Series 2015-1, Class M2 (1 month LIBOR + 0.675%) (B)	2.740	04-25-35	2,219,420	2,222,693
FOCUS Brands Funding LLC Series 2017-1A, Class A2I (A)	3.857	04-30-47	2,710,688	2,710,769
GSAA Home Equity Trust Series 2005-MTR1, Class A4 (1 month LIBOR + 0.370%) (B)	2.435	10-25-35	4,158,113	4,121,904
Home Equity Asset Trust Series 2003-1, Class M1 (1 month LIBOR + 1.500%) (B)	3.565	06-25-33	1,090,147	1,115,089
Home Partners of America Trust Series 2018-1, Class A (1 month LIBOR + 0.900%) (A)(B)	2.960	07-17-37	5,403,398	5,395,932
MVW Owner Trust Series 2018-1A, Class A (A)	3.450	01-21-36	4,163,502	4,168,682
New Residential Mortgage LLC Series 2018-FNT2, Class A (A)	3.790	07-25-54	8,186,964	8,221,493
Santander Drive Auto Receivables Trust Series 2018-3, Class C	3.510	08-15-23	5,525,000	5,529,409
Taco Bell Funding LLC Series 2016-1A, Class A23 (A)	4.970	05-25-46	12,903,500	13,264,282
Textainer Marine Containers VII, Ltd. Series 2018-1A, Class A (A)	4.110	08-20-43	5,173,770	5,165,489
Towd Point Mortgage Trust
Series 2017-2, Class A1 (A)(G)	2.750	04-25-57	4,033,226	3,959,235
Series 2017-3, Class A1 (A)(G)	2.750	07-25-57	2,642,495	2,583,038
Series 2017-5, Class A1 (1 month LIBOR + 0.600%) (A)(B)	2.665	02-25-57	3,994,824	3,998,434
Series 2018-3, Class A1 (A)(G)	3.750	05-25-58	4,292,060	4,302,819
Series 2018-4, Class A1 (A)(G)	3.000	06-25-58	9,085,000	8,853,426
Verizon Owner Trust Series 2016-1A, Class A (A)	1.420	01-20-21	5,693,852	5,664,817
Wendy's Funding LLC
Series 2015-1A, Class A2II (A)	4.080	06-15-45	12,268,088	12,341,696
Series 2018-1A, Class A2I (A)	3.573	03-15-48	3,766,075	3,662,809

SEE NOTES TO FUND'S INVESTMENTS	QUARTERLY REPORT | JOHN HANCOCK INCOME FUND	13

	Shares	Value
Common stocks 0.0%		$0
(Cost $3,539,176)
Consumer discretionary 0.0%		0
Media 0.0%

Vertis Holdings, Inc. (H)(I)	300,118	0
Preferred securities 5.5%		$177,205,881
(Cost $170,901,314)
Energy 0.5%		15,405,298
Oil, gas and consumable fuels 0.5%
Hess Corp., 8.000%	95,100	7,094,460
Kinder Morgan, Inc., 9.750%	248,753	8,310,838
Financials 3.1%		100,457,836
Banks 2.5%
First Tennessee Bank NA (Greater of 3 month LIBOR + 0.850% or 3.750%), 3.750% (A)(B)	18,420	14,277,416
M&T Bank Corp., Series A, 6.375%	7,985	8,064,850
M&T Bank Corp., Series C, 6.375%	962	971,620
U.S. Bancorp, 5.500%	240,700	6,164,327
U.S. Bancorp (6.500% to 1-15-22, then 3 month LIBOR + 4.468%), 6.500%	385,125	10,775,798
U.S. Bancorp (Greater of 3 month LIBOR + 1.020% or 3.500%), 3.500% (B)	17,257	16,118,038
Wells Fargo & Company (5.850% to 9-15-23, then 3 month LIBOR + 3.090%), 5.850%	250,630	6,451,216
Wells Fargo & Company (6.625% to 3-15-24, then 3 month LIBOR + 3.690%), 6.625%	31,615	869,729
Wells Fargo & Company, Series L, 7.500%	10,531	13,648,071
Zions Bancorporation (6.950% to 9-15-23, then 3 month LIBOR + 3.890%), 6.950%	154,580	4,553,927
Diversified financial services 0.3%
AMG Capital Trust II, 5.150%	145,045	8,775,223
Insurance 0.3%
The Hartford Financial Services Group, Inc. (7.875% to 4-15-22, then 3 month LIBOR + 5.596%), 7.875%	344,392	9,787,621
Health care 0.4%		12,455,702
Health care equipment and supplies 0.4%
Becton, Dickinson and Company, 6.125%	189,700	12,455,702
Industrials 0.3%		11,425,435
Machinery 0.3%
Fortive Corp., 5.000%	8,165	8,729,936
Stanley Black & Decker, Inc., 5.375% (D)	24,880	2,695,499
Real estate 0.3%		8,313,081
Equity real estate investment trusts 0.3%
Crown Castle International Corp., Series A, 6.875%	7,545	8,313,081
Utilities 0.9%		29,148,529
Electric utilities 0.6%
NextEra Energy, Inc., 6.123%	367,525	20,985,678
Multi-utilities 0.3%
Dominion Energy, Inc., 6.750%	173,530	8,162,851

14	JOHN HANCOCK INCOME FUND | QUARTERLY REPORT	SEE NOTES TO FUND'S INVESTMENTS

	Contracts/ Notional amount	Value
Purchased options 0.0%		$744,498
(Cost $681,820)
Puts 0.0%		744,498
Over the Counter Option on the AUD vs. JPY (Expiration Date: 6-6-19; Strike Price: AUD 74.50; Counterparty: Citibank N.A.) (I)(J)	46,805,000	744,498

	Yield (%)	Shares	Value
Securities lending collateral 0.4%			$12,955,210
(Cost $12,954,138)
John Hancock Collateral Trust (K)	2.0611(L)	1,294,731	12,955,210

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 1.9%				$61,860,000
(Cost $61,856,653)
U.S. Government Agency 0.7%				21,949,000
Federal Agricultural Mortgage Corp. Discount Note	1.830	09-04-18	4,412,000	4,412,000
Federal Home Loan Bank Discount Note	1.830	09-04-18	17,537,000	17,537,000

	Par value^	Value
Repurchase agreement 1.2%		39,911,000
Barclays Tri-Party Repurchase Agreement dated 8-31-18 at 1.940% to be repurchased at $37,608,105 on 9-4-18, collateralized by $36,120,200 U.S. Treasury Inflation Indexed Notes, 0.125% due 4-15-20 (valued at $38,360,362, including interest)	37,600,000	37,600,000
Repurchase Agreement with State Street Corp. dated 8-31-18 at 0.900% to be repurchased at $2,311,231 on 9-4-18, collateralized by $2,435,000 U.S. Treasury Notes, 1.750% due 5-31-22 (valued at $2,359,347, including interest)	2,311,000	2,311,000

Total investments (Cost $3,373,467,148) 99.9%	$3,220,227,897
Other assets and liabilities, net 0.1%	3,337,196
Total net assets 100.0%	$3,223,565,093

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
SGD	Singapore Dollar
Security Abbreviations and Legend
BBSW	Bank Bill Swap Rate
EURIBOR	Euro Interbank Offered Rate
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
SEE NOTES TO FUND'S INVESTMENTS	QUARTERLY REPORT | JOHN HANCOCK INCOME FUND	15

(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $943,070,155 or 29.3% of the fund's net assets as of 8-31-18.
(B)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(C)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(D)	All or a portion of this security is on loan as of 8-31-18. The value of securities on loan amounted to $12,646,884.
(E)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(F)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(G)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(H)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(I)	Non-income producing security.
(J)	For this type of option, notional amounts are equivalent to number of contracts.
(K)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(L)	The rate shown is the annualized seven-day yield as of 8-31-18.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
The fund had the following country composition as a percentage of net assets on 8-31-18:
United States	59.1%
Mexico	6.1%
Supranational	4.1%
Indonesia	3.7%
Canada	3.4%
Netherlands	2.2%
Norway	2.1%
Ireland	1.9%
Australia	1.8%
Philippines	1.7%
Other countries	13.9%
TOTAL	100.0%
16	JOHN HANCOCK INCOME FUND | QUARTERLY REPORT	SEE NOTES TO FUND'S INVESTMENTS

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	785	Short	Dec 2018	$(94,375,903)	$(94,408,516)	$(32,613)
5-Year U.S. Treasury Note Futures	1,820	Short	Dec 2018	(206,338,095)	(206,385,157)	(47,062)
Euro-Buxl Futures	153	Short	Sep 2018	(31,291,387)	(31,753,940)	(462,553)
German Euro BUND Futures	1,341	Short	Sep 2018	(250,538,415)	(254,140,476)	(3,602,061)
U.S. Treasury Long Bond Futures	188	Short	Dec 2018	(27,140,682)	(27,113,125)	27,557
						$(4,116,732)
* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
AUD	86,389,144	USD	63,836,774	Australia and New Zealand Banking Group	9/19/2018	—	$(1,733,005)
AUD	36,980,000	USD	27,326,070	HSBC Bank USA	9/19/2018	—	(741,741)
AUD	4,412,134	USD	3,343,260	State Street Bank and Trust Company	9/19/2018	—	(171,447)
BRL	52,537,768	USD	12,764,039	Citibank N.A.	9/19/2018	$116,241	—
BRL	55,581,347	USD	14,187,512	State Street Bank and Trust Company	9/19/2018	—	(561,061)
EUR	1,197,000	USD	1,360,978	Bank of America, N.A.	9/19/2018	29,857	—
EUR	38,523,152	USD	44,832,508	Citibank N.A.	9/19/2018	—	(71,148)
EUR	78,394,290	USD	90,899,582	Goldman Sachs Bank USA	9/19/2018	189,407	—
EUR	22,434,579	USD	26,297,702	JPMorgan Chase Bank N.A.	9/19/2018	—	(230,202)
EUR	22,440,225	USD	26,280,757	Morgan Stanley Capital Services, Inc.	9/19/2018	—	(206,697)
EUR	33,503,995	USD	39,156,062	Standard Chartered Bank	9/19/2018	—	(226,632)
EUR	22,411,601	USD	26,300,843	State Street Bank and Trust Company	9/19/2018	—	(260,042)
EUR	61,723,618	USD	72,145,610	UBS AG	9/19/2018	—	(426,840)
GBP	8,542,148	USD	11,251,803	HSBC Bank USA	9/19/2018	—	(171,267)
GBP	8,831,685	USD	11,652,145	JPMorgan Chase Bank N.A.	9/19/2018	—	(196,034)
MXN	922,443,328	USD	47,780,387	Citibank N.A.	9/19/2018	392,231	—
MXN	249,608,995	USD	13,181,255	Goldman Sachs Bank USA	9/19/2018	—	(145,962)
MXN	1,990,903,162	USD	104,310,390	State Street Bank and Trust Company	9/19/2018	—	(339,757)
NZD	34,295,988	USD	23,448,298	Australia and New Zealand Banking Group	9/19/2018	—	(758,172)
NZD	34,415,000	USD	23,339,427	Goldman Sachs Bank USA	9/19/2018	—	(570,563)
NZD	4,156,255	USD	2,757,550	HSBC Bank USA	9/19/2018	—	(7,784)
NZD	3,486,000	USD	2,360,887	State Street Bank and Trust Company	9/19/2018	—	(54,559)
USD	136,963,998	AUD	179,091,600	Australia and New Zealand Banking Group	9/19/2018	8,217,922	—
USD	42,509,204	AUD	58,003,059	Goldman Sachs Bank USA	9/19/2018	811,736	—
USD	17,120,871	AUD	23,315,114	State Street Bank and Trust Company	9/19/2018	360,010	—
USD	51,051,357	BRL	197,346,389	Citibank N.A.	9/19/2018	2,669,461	—
USD	20,755,009	DKK	131,280,000	UBS AG	9/19/2018	291,176	—
USD	26,015,880	EUR	22,467,440	Citibank N.A.	9/19/2018	—	(89,802)
USD	283,837,343	EUR	245,742,580	HSBC Bank USA	9/19/2018	—	(1,699,310)
USD	25,814,530	EUR	22,430,000	JPMorgan Chase Bank N.A.	9/19/2018	—	(247,649)
USD	40,324,921	EUR	35,266,219	State Street Bank and Trust Company	9/19/2018	—	(652,097)
USD	25,283,801	EUR	22,185,000	UBS AG	9/19/2018	—	(493,704)
USD	23,376,517	GBP	17,415,000	HSBC Bank USA	9/19/2018	786,469	—
USD	35,303,740	MXN	708,831,670	Citibank N.A.	9/19/2018	—	(1,713,469)
USD	13,299,925	MXN	249,349,660	Goldman Sachs Bank USA	9/19/2018	278,176	—
USD	11,496,316	MXN	217,329,294	JPMorgan Chase Bank N.A.	9/19/2018	146,761	—
USD	130,067,387	MXN	2,516,379,623	State Street Bank and Trust Company	9/19/2018	—	(1,345,125)
USD	6,580,000	MXN	131,882,381	UBS AG	9/19/2018	—	(307,274)
USD	111,702,819	NZD	160,465,235	Australia and New Zealand Banking Group	9/19/2018	5,539,486	—
USD	30,643,458	NZD	46,155,000	Goldman Sachs Bank USA	9/19/2018	107,445	—
USD	15,351,140	NZD	22,895,235	HSBC Bank USA	9/19/2018	203,720	—
SEE NOTES TO FUND'S INVESTMENTS	QUARTERLY REPORT | JOHN HANCOCK INCOME FUND	17

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	46,844,426	SGD	63,942,785	HSBC Bank USA	9/19/2018	$249,662	—
						$20,389,760	$(13,421,343)

Derivatives Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
MXN	Mexican Peso
NZD	New Zealand Dollar
SGD	Singapore Dollar
USD	U.S. Dollar
OTC is an abbreviation for over-the-counter. See Notes to Fund's investments regarding investment transactions and other derivatives information.
18	JOHN HANCOCK INCOME FUND | QUARTERLY REPORT	SEE NOTES TO FUND'S INVESTMENTS

Notes to Fund's investments (unaudited)

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option trades. Swaps and unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of 4:00 p.m ET., or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of August 31, 2018, by major security category or type:

	Total value at 8-31-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Foreign government obligations	$739,110,550	—	$739,110,550	—
Corporate bonds	1,320,446,317	—	1,320,446,317	—
Convertible bonds	37,759,025	—	37,759,025	—
Capital preferred securities	54,993,908	—	54,993,908	—
Term loans	336,337,872	—	336,337,872	—
Collateralized mortgage obligations	314,807,759	—	314,807,759	—
Asset backed securities	164,006,877	—	164,006,877	—
Preferred securities	177,205,881	$151,919,885	25,285,996	—
Purchased options	744,498	—	744,498	—
Securities lending collateral	12,955,210	12,955,210	—	—
Short-term investments	61,860,000	—	61,860,000	—
Total investments in securities	$3,220,227,897	$164,875,095	$3,055,352,802	—
Derivatives:
Assets
Futures	$27,557	$27,557	—	—
Forward foreign currency contracts	20,389,760	—	$20,389,760	—
Liabilities
Futures	(4,144,289)	(4,144,289)	—	—

       19

	Total value at 8-31-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Forward foreign currency contracts	(13,421,343)	—	(13,421,343)	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Term loans (Floating rate loans). The fund may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The fund's ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund's failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund's income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund's exposure to such investments is substantial, could impair the fund's ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor's credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.

Mortgage and asset backed securities. The fund may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund's income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund's cash available for reinvestment in higher yielding securities. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g. FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The fund is also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in interest rates.

Derivative instruments. The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument. Use of long futures contracts subjects the funds to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the funds to unlimited risk of loss.

During the period ended August 31, 2018, the fund used futures contracts to manage duration of the fund.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards

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include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund's total return.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the period ended August 31, 2018, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates.

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the portfolio of investments and subsequently "marked-to-market" to reflect current market value. When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect current market value of the option written.

During the period ended August 31, 2018, the fund used purchased options to manage against anticipated changes in currency exchange rates.

Investment in affiliated underlying funds. The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund's purchases and sales of the affiliated underlying funds as well as income and capital gains earned, if any, during the period is as follows:

					Dividends and distributions
Fund	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
John Hancock Collateral Trust	—	2,380,162	(1,085,431)	1,294,731	—	—	$575	$1,072	$12,955,210

For additional information on the fund's significant accounting policies, please refer to the fund's most recent semiannual or annual shareholder report.

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More information

How to contact us
Internet	www.jhinvestments.com
Mail	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021
Phone	Customer service representatives EASI-Line TDD line	800-225-5291 800-338-8080 800-231-5469

	91Q1	08/18
This report is for the information of the shareholders of John Hancock Income Fund.		10/18

ITEM 2. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-Q, the registrant's principal executive officer and principal accounting officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Separate certifications for the registrant's principal executive officer and principal accounting officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Strategic Series

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	October 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	October 25, 2018

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	October 25, 2018